UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
May 10, 2016

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Indenture
On May 10, 2016, United States Steel Corporation (the “Corporation”) issued $980 million aggregate principal amount of 8.375% Senior Secured Notes due 2021 (the “Senior Secured Notes”). The Senior Secured Notes were issued pursuant to an indenture, dated as of May 10, 2016 (the “Indenture”), among the Corporation, USS Portfolio Delaware, Inc. (“USS Portfolio”) as a guarantor and U.S. Bank National Association, as trustee and notes collateral agent. A copy of the Indenture is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.
The Senior Secured Notes were issued by the Corporation at an initial offering price of 100% of the principal amount. The Corporation intends to use the proceeds from the sale of the Senior Secured Notes for the repayment of outstanding debt, focusing on near-term maturities, and to pay estimated fees and expenses in connection with the transactions described in this Item 1.01, with the balance retained for general corporate purposes.
The Senior Secured Notes mature on July 1, 2021. The Senior Secured Notes bear interest at a rate of 8.375% per annum. Interest on the Senior Secured Notes is computed on the basis of a 360-day year composed of twelve 30-day months and is payable semi-annually on January 1 and July 1 of each year, beginning on January 1, 2017.
The obligations under the Senior Secured Notes are fully and unconditionally guaranteed by USS Portfolio, and will be so guaranteed by any future direct and indirect domestic restricted subsidiaries (as defined in the Indenture) of the Corporation, subject to certain exceptions.
On or after July 1, 2018, the Corporation may redeem all or a part of the Senior Secured Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, at any time prior to July 1, 2018, the Corporation may redeem some or all of the Senior Secured Notes at any time at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed, plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium. At any time prior to July 1, 2018, the Corporation may also redeem up to 35% of the aggregate principal amount of Senior Secured Notes, using the proceeds of certain equity offerings, at a redemption price of 108.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.
If the Corporation experiences specified change of control events, the Corporation must offer to repurchase the Senior Secured Notes at a repurchase price equal to 101% of the principal amount of the Senior Secured Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.
If the Corporation sells assets under specified circumstances, the Corporation must offer to repurchase the Senior Secured Notes at a repurchase price equal to 100% of the principal amount of the Senior Secured Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.
The Indenture contains covenants that, among other things, restrict the ability of the Corporation to:
·    dispose of assets;
·    incur liens;
·    enter into sale and leaseback transactions; and
·    consolidate, merge or sell all or substantially all of the Corporation’s assets.
These covenants are subject to a number of important limitations and exceptions set forth in the Indenture.

The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Senior Secured Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Senior Secured Notes may declare all the Senior Secured Notes to be due and payable immediately.
Collateral Agreement
The Corporation and USS Portfolio’s obligations in respect of the Senior Secured Notes have been secured by certain property and assets pursuant to a collateral agreement (the “Collateral Agreement”) among the Corporation, USS Portfolio and U.S. Bank National Association, as collateral agent. A copy of the Collateral Agreement is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The Senior Secured Notes and the related guarantees will be secured by first-priority liens, subject to permitted liens, on substantially all of the Corporation’s and its subsidiary guarantors’ assets (other than the ABL Collateral (as defined in the Collateral Agreement) and certain other excluded assets), including property, plant and equipment, intangibles and capital stock of the Corporation’s subsidiaries (which, in the case of foreign subsidiaries and foreign subsidiary holding companies, will be limited to 65% of the voting stock of such subsidiaries) now owned or acquired in the future by the Corporation and its subsidiary guarantors.
The Senior Secured Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Senior Secured Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 10, 2016, the Corporation issued $980 million aggregate principal amount of 8.375% Senior Secured Notes due 2021. The Senior Secured Notes are senior secured obligations of the Corporation. The description of the terms of the Senior Secured Notes set forth above in Item 1.01 is hereby incorporated by reference into this Item.

ITEM 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
4.1
Indenture, dated as of May 10, 2016, by and among United States Steel Corporation, the guarantor named on the signature page thereto and U.S. Bank National Association, as trustee and notes collateral agent.

10.1	Collateral Agreement, dated as of May 10, 2016, by and among United States Steel Corporation, certain of its subsidiaries and U.S. Bank National Association, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
Name: Colleen M. Darragh
Title: Vice President and Controller

Dated: May 10, 2016